MEMBERS Mutual Funds Letterhead              Supplement dated May 1, 2002 to
                                         Prospectus effective February 28, 2002


The Funds' prospectus and statement of additional information are hereby amended as follows:

NAME CHANGE

Effective May 1, 2002, the name of the Emerging Growth Fund will change to Multi-Cap Growth Fund.

SUB-ADVISOR CHANGE

Effective May 1, 2002, Massachusetts Financial Services will no longer manage the assets of the Emerging Growth Fund. MEMBERS Capital Advisors, the Funds' investment adviser, has engaged Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts, 02109 as subadviser for the Multi-Cap Growth Fund. Wellington Management is further described in the section of the Funds' Prospectus entitled "Portfolio Management," appearing on page 33 thereof.

Wellington Management has assembled an investment team, consisting of three portfolio managers each with expertise in a specific range of the market capitalization spectrum, who are responsible for the day-to-day management of the Multi-Cap Growth Fund.

The text on the fund pages for the Emerging Growth Portfolio currently appearing on page 15 and 16 is hereby deleted and replaced as follows:

                              MULTI-CAP GROWTH FUND

INVESTMENT OBJECTIVE
What is this fund's goal?

The Multi-Cap Growth Fund (formerly, the Emerging Growth Fund) seeks long-term capital appreciation.


PORTFOLIO MANAGEMENT
Who makes the investment decisions for this fund?

The fund is managed by a team of MEMBERS Capital Advisors' portfolio managers, which may use one or more subadvisers under a "manager of managers" approach to make investment decisions for some or all of the assets of this fund. More information about these subadvisers, their investment styles and the "manager of managers" approach is provided later in this prospectus. Wellington Management Company, LLP, is the only subadviser currently used by MEMBERS Capital Advisors to manage the assets of the fund.

INVESTOR PROFILE
Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

o    have a very long investment time horizon

o are willing to accept significantly greater risk for the potential of higher long-term returns

o    want to diversify your investments

o    are seeking a fund for the growth portion of an asset allocation program

o are investing for retirement or other goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

o    are investing with a shorter investment time horizon in mind

o are seeking an investment based on income rather than capital gain or are uncomfortable with an investment whose value may vary substantially.


PRINCIPAL RISKS
What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to market risk, the risk that the value of your investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks of growth companies, including those of medium and smaller capitalization companies, it will typically experience greater volatility over time than the Capital Appreciation Fund. Securities of medium and smaller capitalization companies may experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Securities of smaller capitalization companies, in particular, are often thinly traded and holders may have to sell such securities at a discount from current market prices or in small lots over an extended period of time. In addition, such securities are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. The fund could lose money if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of smaller capitalization companies are often greater than those of more widely traded securities and securities of smaller capitalization companies are often difficult to value. Some growth-oriented companies may not have established financial histories; often have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.

PRINCIPAL INVESTMENT STRATEGIES
How does this fund pursue its objective?

To the extent that the fund invests in other higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities,

PRINCIPAL INVESTMENT STRATEGIES (Continued from the previous page)

it will be subject to the risks related to such securities, including adverse changes in currency exchange rates and unstable political situations in certain foreign countries.

The Multi-Cap Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. Under normal market conditions, the fund will maintain at least 80% of its assets in these securities. The fund seek securities of growth companies across a broad range of market capitalization, which are companies that may be:

o major enterprises that have demonstrated and are expected to sustain above-average growth or whose rates of earnings growth are anticipated to accelerate because of factors such as expectations relative to management, new or unique products, superior market position, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company; or

o early in their life cycle, but have the potential to become much larger enterprises.

The fund seeks growth companies of any size if they have products, proprietary technologies, management, or market opportunities that are likely to support earnings growth over extended time periods in excess of the growth rate of the economy and/or the rate of inflation. Some such companies are small and have securities with smaller market capitalization.

The fund may also invest in warrants, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities, including emerging market securities.

                        MULTI-CAP GROWTH FUND PERFORMANCE


How has the Multi-Cap Growth Fund (formerly the Emerging Growth Fund) Performed? The following bar chart provides an illustration of the performance of the Class A Shares of the Multi-Cap Growth Fund. The information in the bar chart and table provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's returns compare with market performance. The bar chart does not reflect the deduction of the Sales Charges imposed on the Class A Shares and also assumes the reinvestment of any dividends and distributions. If the Sales Charges were deducted from the annual total returns shown below, the return would have been lower.
                                  TOTAL RETURNS
                             For periods ended 12/31

GRAPHIC: Bar chart that shows total returns for the Multi-Cap Growth Stock Fund. Total returns are as follows:

                        2001             -31.96%
                        Since Inception  -32.99%

                      Best Calendar Quarter: 4Q '01 21.88%
                     Worst Calendar Quarter: 3Q '01 -28.28%

Please remember that past performance (before and after taxes) it no guarantee of the results the Multi-Cap Growth Fund may achieve in the future. Future returns may be higher or lower than the returns the fund achieved in the past.

The above results reflect the performance of the previous subadviser which was replaced by Wellington Management Company, LLP, effective May 1, 2002.


How does the performance of the Multi-Cap Growth Fund compare to the relevant benchmark?

The following table compares the performance of each class of shares of the Multi-Cap Growth Fund with the performance of the Russell 3000 Growth Index which is one measure of the performance of the relevant market.

                          Average Annual Total Returns
                            (As of December 31, 2001)
Class A Shares                                                                  1 Year         Since Inception
                                                                                ------         ---------------
      Return Before Taxes                                                       -35.53%            -34.95%
      Return After Taxes on Distributions                                       -35.53%            -34.95%
      Return After Taxes on Distributions and Sales of Fund Shares              -21.64%            -26.85%
Class B Shares
      Return Before Taxes                                                       -35.47%            -34.91%
Russell 3000 Growth Index                                                       -19.63%            -23.30%
 (reflects no deduction for sales charges fees, expenses, or taxes)

Class A and B Share returns shown reflect payment of sales charges either upon purchase (A Shares) or at the end of the period (B Shares). After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes; Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts; and After-tax returns are shown for only Class A Shares. After-tax returns for Class B Shares will vary.